UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2005

NEW VISUAL CORPORATION

(Exact name of registrant as specified in its charter)

Utah	0-21875	95-4545704
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

305 NE 102nd Ave, Suite 105, Portland, OR 97220
(Address of principal executive offices, including Zip Code)

(503) 257-6700
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

On July 27, 2005, New Visual Corporation (the “Company”) held its 2005 annual meeting of shareholders at which Brad Ketch, the Company’s President and Chief Executive Officer, gave a presentation to shareholders and other attendees. A copy of the slides Mr. Ketch used in making his presentation is furnished as Exhibit 99.1.

The information in this Current Report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.  Furthermore, the information in this Current Report shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except as set forth with respect thereto in any such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements.

None.

(b) Pro Forma Financial Information

None.

(c) Exhibits:

99.1	Slides from the presentation by Brad Ketch at the Company’s 2005 annual meeting of shareholders.

Dated: July 27, 2005	By:	/s/ Brad Ketch
Brad Ketch President and Chief Executive Officer